Principal Variable Contracts Funds, Inc.
Supplement dated August 2, 2021
to the Prospectus dated May 1, 2021
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUNDS
Under Manager of Managers, add the following at the end of the section:
In accordance with a separate exemptive order that the Fund and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.